UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

MEGA MATRIX CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to A Vote of Security Holders.

The information disclosed in Item 8.01 below is incorporated herein by reference.

Item 8.01. Other Events

On September 18, 2024, the special meeting of stockholders (the “Special Meeting”) of Mega Matrix Corp. (the “Company”) was adjourned with no business being conducted in order to allow additional time for stockholders to vote on the proposal set forth in the proxy statement/prospectus filed by Mega Matrix Inc. with the Securities and Exchange Commission (the “SEC”) on August 16, 2024.

The adjourned Special Meeting will reconvene on September 25, 2024 at 10:00 a.m. (Pacific Time) virtually at https://www.cstproxy.com/megamatrix/sm2024/2024-09-25/. The record date for the determination of stockholders of the Company entitled to vote at the adjourned Special Meeting remains the close of business on July 29, 2024.

Stockholders who have already voted do not need to recast their votes unless they wish to change their vote. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned Special Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposal set forth in the proxy statement/prospectus. No changes have been made in the proposal to be voted on by stockholders at the Special Meeting. Company encourages all stockholders as of the record date on July 29, 2024 who have not yet voted to do so promptly.

The proxy statement/prospectus and any other materials filed with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.
a Delaware corporation

	By:	/s/ Yucheng Hu
Yucheng Hu,
Chief Executive Officer

Dated: September 19, 2024

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